UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 11, 2009 (March 11, 2009)
HEALTHSPRING, INC.
(Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	001-32739 (Commission File Number)	20-1821898 (IRS Employer Identification No.)

9009 Carothers Parkway Suite 501 Franklin, Tennessee (Address of principal executive offices)	37067 (Zip Code)
(615) 291-7000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.
     On March 11, 2009, the Company will participate in the 2009 Barclays Capital Global Healthcare Conference at the Loews Miami Beach Hotel. Management plans to update investors on the Company’s operations and affirm previously provided guidance on 2009 membership; revenue; medical loss ratios (MLRs); selling, general, and administrative (SG&A) expense; and earnings, including 2009 earnings guidance of $2.00 to $2.20 per share. Interested parties may access the slide presentation used at the conference by using the Investor Relations link on the Company’s website, www.healthspring.com, beginning on March 11, 2009 after 8:00 a.m., Central Time.
     Statements contained in this Current Report on Form 8-K and in the slide presentation referenced herein that are not historical fact are forward-looking statements, which the Company intends to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Statements that are predictive in nature, that depend on or refer to future events or conditions, or that include words such as “anticipates,” “believes,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “will,” “would,” and similar expressions are forward-looking statements. Such statements include statements regarding the relative attractiveness of the Company’s plan benefits and products; the state of the political environment and the potential impact of legislative and regulatory changes; explanations for medical services and prescription drug cost trends; estimates of retroactive risk adjustments and settlements of amounts with CMS; and revenue, earnings, MLR, SG&A, and membership guidance. The Company cautions that forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause its actual results, performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements.
     Any projections or other forward-looking information in this Current Report on Form 8-K or made orally and related thereto or to the slides referenced herein are based on management’s beliefs and assumptions and on information available to the Company at the time the statements were or are made, which is subject to change. Although any such projections and forward-looking information and the factors influencing them will likely change, the Company will not necessarily update the information except as required by law. Information contained or referenced herein speaks only as of the date of this report.
     The following factors, among others, could cause actual results to differ materially from those in the forward-looking statements: changes in membership enrollment and dis-enrollment patterns; legislative and regulatory actions or changes, including changes in the design of the Medicare program and changes in Medicare funding and premium rates; changes in utilization of medical services; changes in medical and prescription drug cost trends; the Company’s ability to accurately estimate CMS retroactive risk adjustments to Medicare premiums; the Company’s ability to estimate assets and liabilities with respect to funds provided by CMS and held and administered for the benefit of members; increasing competition from other MA, MA-PD, PDP, and PFFS plan offerings; the Company’s ability to accurately estimate incurred but not reported medical claims; challenges to integrating its Florida plan acquisition; negotiation of acceptable contracts with physicians, hospitals, and other providers; contractual disputes with providers; increases in costs or liabilities associated with litigation; costs and liabilities associated with compliance with regulatory mandates and with responding to regulatory audits; management changes; substantial changes in interest rates over a prolonged period; and changes in tax estimates, assets, or liabilities and valuation allowances related thereto. The foregoing list of factors is not intended to be exhaustive. Additional information concerning these and other important risks and uncertainties can be found under the headings “Special Note Regarding Forward-Looking Statements” and “Item 1A. — Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008, and in the Company’s Quarterly Reports on Form 10-Q.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHSPRING, INC.
By:	/s/ J. Gentry Barden
J. Gentry Barden
Senior Vice President

Date: March 11, 2009